                                GUARANTY OF PAYMENT


     THIS GUARANTY OF PAYMENT (this "GUARANTY") is made this July 30, 1998 by Children's Broadcasting Corporation, a Minnesota corporation ("GUARANTOR") in favor of Heller Financial, Inc., a Delaware corporation ("LENDER").

                                      RECITALS

     A. FINANCIAL ACCOMMODATIONS. Lender and Harmony Holdings, Inc., Harmony Pictures, Inc., The End, Inc., Curious Pictures Corporation, Pure Film, Inc., Melody Films, Inc., Lexington Films, Inc., Serial Dreamer Films, Inc., The Beginning Entertainment, Inc., The Moment Films, Inc., Gigantic Entertainment, Inc., Furious Pictures Corporation, and Delirious Pictures Corporation (collectively "BORROWER") are concurrently herewith entering into that certain Loan and Security Agreement (the "LOAN AGREEMENT") of even date herewith pursuant to which Lender shall extend financial accommodations to Borrower.

     B. INDUCEMENT. To induce Lender to extend to Borrower the financial accommodations set forth in the Loan Agreement, Guarantor is willing to execute and deliver this Guaranty.

     C. SUBORDINATION. Pursuant to that certain Intercreditor Agreement, dated as of July 30, 1998, entered into between Foothill Capital Corporation, a California corporation ("FOOTHILL") and Lender, and acknowledged by Guarantor (the "INTERCREDITOR AGREEMENT"), the obligations of Guarantor to Lender under this Guaranty shall at all times be junior and subordinate to the obligations of Guarantor to Foothill under the Foothill Transactional Documents (as such term is defined in the Intercreditor Agreement).

     In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

SECTION 1 DEFINED TERMS

     All capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein.

SECTION 2 THE GUARANTY

     2.1 GUARANTY OF OBLIGATIONS. Guarantor jointly and severally (if more than one), unconditionally and absolutely, if more than one, guarantees the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and

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obligations of every kind and nature of Borrower to Lender, including those arising under or in any way relating to the Loan Agreement or any of the other Loan Documents, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held or acquired by Lender (collectively, the "OBLIGATIONS"). Without limitation to the foregoing, the Obligations shall include (a) all reasonable attorneys' and paralegals' fees, costs and expenses and all court costs and costs of appeal incurred by Lender in collecting any amount due Lender under this Guaranty or in prosecuting any action against Borrower, Guarantor or any other guarantor with respect to all or any part of the Obligations, and (b) all interest, fees, costs and expenses due Lender after the filing of a bankruptcy petition by or against Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.

     2.2 CONTINUING GUARANTY; GUARANTY OF PAYMENT. This Guaranty is a continuing guaranty of the Obligations, and Guarantor agrees that the obligations of Guarantor to Lender hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, Borrower or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstances or condition (whether or not Guarantor shall have any knowledge thereof), including, without limitation: (a) the attempt or the absence of any attempt by Lender to obtain payment or performance by Borrower or any other guarantor (this being a guaranty of payment and performance and not of collection); (b) Lender's delay in enforcing Guarantor's Obligations hereunder, or any prior partial exercise by Lender of any right or remedy against Guarantor hereunder; (c) the lack of validity or enforceability of, or Lender's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Obligations, or any part thereof; (d) the failure by Lender to take any steps to perfect, maintain and enforce its security interests, or to preserve its rights to any security or collateral, for the Obligations; (e) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower or Guarantor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Lender, any trustee or receiver or by any court in any such proceeding; (f) in any proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "BANKRUPTCY CODE"), (i) any election by Lender under
Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Lender to enforce the Obligations against Borrower by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) against Borrower for repayment of the Obligations; (g) the failure of Guarantor to receive notice of any intended disposition of the collateral for the Obligations; (h) any merger or consolidation of Borrower into or with any other entity, or any sale, lease or transfer of any of the assets

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of Borrower or Guarantor to any other person or entity; (i) any change in the ownership of Borrower or any change in the relationship between Borrower and Guarantor, or any termination of any such relationship; (k) the death or incapacity of Guarantor; and (l) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, Guarantor or any other guarantor.

     Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     2.3 RIGHTS OF LENDER. Lender is hereby authorized, without notice to or demand of Guarantor and without affecting the liability of Guarantor hereunder, to take any of the following actions from time to time: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Obligations from any source, and any proceeds of any security therefor, to the Obligations in such manner, order and priority as Lender may elect; (c) take, hold, sell, release or otherwise dispose of all or any security for the Obligations or the payment of this Guaranty, subject to the provisions of the Intercreditor Agreement; (d) settle, release, compromise, collect or otherwise liquidate the Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Obligations; and (f) subject to the provisions of the Intercreditor Agreement, at any time after maturity of the Obligations, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Lender to Guarantor, and (ii) any moneys, credits, or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates thereof, whether for deposit or otherwise.

SECTION 3 GUARANTOR'S WAIVERS

     3.1 STATUTES OF LIMITATION. Guarantor irrevocably waives all statutes of limitation as a defense to any action or proceeding brought against Guarantor by Lender, to the fullest extent permitted by law.

     3.2 ELECTION OF REMEDIES. Guarantor irrevocably waives any defense based upon an election of remedies made by Lender or any other election afforded to Lender pursuant to applicable law, including, without limitation,
(a) any election to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against Borrower for reimbursement, or both, (b) the waiver

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by Lender, either by action or inaction of Lender or by operation of law, of a deficiency judgment against Borrower, and (c) any election pursuant to an Insolvency Proceeding.

     3.3 RIGHTS OF SUBROGATION AND OTHER RIGHTS. Guarantor irrevocably waives (a) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations for any disbursements made by any Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against Borrower as a result of any payment made by Guarantor to Lender, and
(c) any right to participate in any security now or hereafter held by Lender. In furtherance, and not in limitation, of the foregoing, Guarantor agrees that any payment to Lender pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower or other obligated party and shall not constitute Guarantor a creditor of such party. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security for any of the Obligations shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have is such collateral or security.

     3.4 DEMANDS AND NOTICES. Guarantor irrevocably waives all presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations, and demands and notices of every kind that may be required to be given by any statute or rule or law.

     3.5  BORROWER INFORMATION; OTHER DEFENSES.  Guarantor irrevocably waives
(a) any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower (it being the obligation of Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower, and any and all other defenses now or at any time hereafter available to Guarantor at law or in equity.

SECTION 4 REPRESENTATIONS AND WARRANTIES

     Guarantor represents and warrants to Lender as follows:

     4.1 EXISTENCE; AUTHORITY; EXECUTION. To the extent Guarantor is a corporation, limited liability company or limited partnership, Guarantor hereby represents and warrants that: (a) it is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or formation; and (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the binding obligation of Guarantor, enforceable in accordance with its terms.

     4.2 FINANCIAL STATEMENTS. All financial statements and other financial information furnished or to be furnished to Lender (a) are or will be true and correct and do or will fairly represent the financial condition of Guarantor (including all contingent liabilities), and (b) were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to Lender at the time of their preparation, consistently applied. There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished Lender.

     4.3  NO DEFAULTS.   There is no existing event of default, and no event
has occurred which with the passage of time and/or the giving of notice or both will constitute an event of default, under any agreement to which Guarantor is a party, the effect of which event of default will impair performance by Guarantor of the Obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or constitute a default under, any agreement to which Guarantor is a party or by which Guarantor is bound.

     4.4 NO LITIGATION. There are no actions, suits or proceedings pending or threatened against the Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by the Guarantor of its obligations pursuant to and as contemplated by the terms and provisions of this Guaranty.

     4.5 ACCURACY. Neither this Guaranty nor any document, financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Lender by the Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty.

SECTION 5 EVENTS OF DEFAULT

     Upon the occurrence of any of the following events, Lender may, without notice to Borrower or Guarantor, declare any or all of the Obligations, whether or not then due, immediately due and payable by Guarantor under the Guaranty, and subject to the provisions of the Intercreditor Agreement Lender shall be entitled to enforce the obligations of Guarantor hereunder:

     5.1 DEFAULT BY BORROWER. Borrower shall default in the payment or performance of any of the Obligations guarantied hereby, after giving effect to any applicable notice and cure provisions.

     5.2 FAILURE TO PERFORM. Guarantor fails to perform any of its obligations under this Guaranty or any agreement under which security is given therefor, or this Guaranty is revoked or terminated by Guarantor, or any representation or warranty made or given by Guarantor to Lender proves to be false or misleading in any material respect.

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     5.3  INSOLVENCY PROCEEDING.  The making by Guarantor of any assignment for the benefit of creditors, or a trustee or receiver being appointed for Guarantor or for any property of Guarantor, or Guarantor becoming insolvent or the subject of any Insolvency Proceeding and, in the case of such a proceeding being commenced against Guarantor, such proceeding is not dismissed within thirty (30) days following the commencement date thereof.

     5.4 DEATH OR DISSOLUTION. Guarantor dies, dissolves or liquidates, or the business of Guarantor is suspended or terminated for any reason.

SECTION 6 MISCELLANEOUS

     6.1 REVIVAL AND REINSTATEMENT. If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

     6.2 NO MARSHALING. Lender has no obligation to marshal any assets in favor of Guarantor, or against or in payment of (a) any of the Obligations, or (b) any other obligation owed to Lender by Guarantor, Borrower, or any other person.

     6.3 NO MODIFICATION, WAIVER OR RELEASE WITHOUT WRITING. Except as may otherwise be expressly set forth herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly executed by Lender and Guarantor. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this continuing Guaranty.

     6.4 ASSIGNMENT; SUCCESSORS AND ASSIGNS. Guarantor may not assign Guarantor's obligations or liabilities under this Guaranty. Subject to the preceding sentence, this Guaranty shall be binding upon the parties hereto and their respective heirs, executors, successors, representatives and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Lender may assign its rights under this Guaranty.

     6.5 INTEGRATION. This Guaranty is the entire agreement of Guarantor with respect to the subject matter of this Guaranty.

     6.6 RIGHTS CUMULATIVE. All of Lender's rights under this Guaranty are cumulative. The exercise of any one right does not exclude the exercise of any other right given in this Guaranty or any other right of Lender not set forth in this Guaranty.

     6.7 SEVERABILITY. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     6.8 MATERIAL INDUCEMENT; CONSIDERATION. Guarantor acknowledges and agrees that Lender is specifically relying upon the representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Lender to accept this Guaranty and to enter into the Loan Agreement and the transaction contemplated therein. Guarantor further acknowledges that it expects to benefit from Lender's extension of financing accommodations to Borrower because of its relationship to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.

     6.9 INDEMNIFICATION. Subject to the provisions of the Intercreditor Agreement, Guarantor agrees to indemnify, pay and hold Lender and its officers, directors, employees, agents, and attorneys (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy hereunder or under the other documents pertaining to the Obligations (the "INDEMNIFIED LIABILITIES"); PROVIDED that Guarantor shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     6.10 COUNTERPARTS. This Guaranty may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.

     6.11 GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to conflicts of law provisions.

     6.12 VENUE. GUARANTOR, IN ORDER TO INDUCE LENDER TO ACCEPT THIS GUARANTY, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH HEREBY IS ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS GUARANTY SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. GUARANTOR HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS GUARANTOR, C/O CT CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SUCH PARTY. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, GUARANTOR SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS' NOTICE TOGUARANTOR. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THIS GUARANTY IN ACCORDANCE WITH THIS PARAGRAPH.

     6.13 WAIVER OF JURY TRIAL. GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

     6.14 WAIVERS. THE WAIVERS SET FORTH HEREIN (INCLUDING, WITHOUT LIMITATION, SECTIONS 2.2 AND 3 ABOVE) ARE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.

     6.15 SUBORDINATION. Anything contained in the foregoing to the contrary notwithstanding, the Obligations of Guarantor to Lender under this Guaranty shall at all times be junior and subordinate to the obligations of Guarantor to Foothill under the Foothill Transactional Documents (as such term is defined in the Intercreditor Agreement), and Lender's rights under this Guaranty shall at all times be subject to and limited by the terms and conditions of the Intercreditor Agreement.

     Guarantor has duly executed this Guaranty as of the date and year first above written.

                                   CHILDREN'S BROADCASTING  CORPORATION

                                   By:  /s/ James G. Gilbertson
                                       --------------------------------------
                                   Name:  James G. Gilbertson
                                         ------------------------------------
                                   Title: Chief Operating Officer
                                          -----------------------------------
                                   Address:

                                   724 First Street North, Fourth Floor
                                   Minneapolis, Minnesota  55401

                                   FEIN: 41-1663712